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                             CALL OPTION AGREEMENT


THIS AGREEMENT made the 4th day of June 1993
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BETWEEN
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(1)    AMAX GOLD, INC. a company duly incorporated in Delaware, United States of
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       America and having its principal office at 350 Indiana Street, Golden,
       Colorado, United States of America ("Amax")

(2)    POSEIDON GOLD LIMITED a company duly incorporated in South Australia and
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       having its registered office at 100 Hutt Street, Adelaide, South
       Australia, Australia ("PGL")

WHEREAS
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A.     Amax is the registered holder of all but one, and beneficial owner of all, of the Ordinary Shares.

B. Amax has agreed to grant an option to PGL to purchase the Ordinary Shares upon the terms and subject to the conditions contained in this Agreement.

IT IS HEREBY AGREED as follows:
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1.     INTERPRETATION
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1.1    In this Agreement, unless the context otherwise requires:

       "Agreement" means this document.

       "Business Day" means a day that is not a Saturday, Sunday or any other day which is a public holiday in the place where an act is to be performed.

       "Completion Date" means the date on which Completion occurs.

       "Exercise Date" means the Business Day following the date the Exercise Notice is given.

       "Exercise Notice" means a notice from PGL to Amax given under clause 2.2.

       "Expiry Time" means 5.00 p.m. on the Expiry Date.

       "Expiry Date" means the date which is 20 years and 364 days after the date of this Agreement.
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       "Option" means the irrevocable option to purchase the Ordinary Shares contained in Clause 2.1.

       "Option Period" means the period from the Completion Date to the Expiry Time.

       "Ordinary Shares" means all of the shares in the capital of Waihi on issue from time to time which are classified as ordinary shares in accordance with the Articles of Association of Waihi.

       "Parties" means the parties to this Agreement.

       "Purchase Price" means an amount equal to the product of $1.00 multiplied by the number of shares comprising the Ordinary Shares on the Exercise Date.

       "Share Sale Agreement" means an agreement made on or about the date of this Agreement between Amax (as Vendor) and Waihi (as Purchaser) for the sale and purchase of all of the issued shares in the capital of Amax Holdings New Zealand Limited.

       "Share Subscription Agreement" means an agreement made on or about the date of this Agreement between Amax, Waihi and ACM (New Zealand) Limited relating to subscription for redeemable preference shares in the capital of Waihi.

       "Waihi" means Waihi Financing Limited, a company duly incorporated in New Zealand and having its registered office at 171 Featherston Street, Wellington, New Zealand.

1.2 Expressions commencing with a capital letter which are not defined in clause 1.1 shall, unless the context otherwise requires, have the meanings ascribed thereto in the Share Sale Agreement.

2.     GRANT OF OPTION
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2.1    Grant:  In consideration of the sum of ONE DOLLAR ($1.00) paid by PGL to
       Amax (the receipt and adequacy of which is hereby acknowledged) Amax hereby grants to PGL an irrevocable option to purchase the Ordinary Shares upon the terms and subject to the conditions contained herein.

2.2 Exercise Notice: The Option shall be exercisable by PGL giving written notice to Amax. The Exercise Notice may be given at any time but if given later than 5 p.m. on the day preceding the Expiry Date shall be wholly invalid and ineffective.

2.3 Exercise: On the Exercise Date PGL shall pay to Amax the Purchase Price and, against receipt thereof, Amax shall:

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       (a)  deliver to PGL the share certificates for the Ordinary Shares; and

       (b) forms of transfer for all the Ordinary Shares in favour of PGL (or the nominee of PGL (if any) named in the Exercise Notice) duly executed by the registered holders of the Ordinary Shares.

2.4    Effect of Exercise:  If the Option is exercised:

       (a) an irrevocable binding agreement for the sale to PGL (or its nominee referred to in clause 2.3(b)) of the Ordinary Shares free of Mortgages and other encumbrances in consideration of the Purchase Price shall immediately arise without the necessity for any further documentation; and

       (b) Amax agrees forthwith upon request by PGL to execute or procure the execution of all such other documents and to do or procure the doing of all such things as may be reasonably necessary or desirable in order to give effect to that sale of the Ordinary Shares.

3.     EXPIRY OF OPTION
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       If the Option has not previously been exercised the Option shall expire:

       (a)  at the Expiry Time; or

       (b) if the Share Subscription Agreement is terminated under clause 11.3 or 11.4 or under any other right in the Share Subscription Agreement or at law prior to Completion occurring.

4.     REPRESENTATIONS AND WARRANTIES
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4.1    Amax represents and warrants as at the date of this Agreement and as at each date thereafter until the Expiry Time or the completion of the sale of the Ordinary Shares consequent on the exercise of the Option (whichever occurs first) that:

       (a) the Ordinary Shares are free and clear of all liens, encumbrances and other adverse interests;

       (b) Amax is the registered holder of all but one, and beneficial owner of all, of the Ordinary Shares with power to sell, and procure the transfer of, the Ordinary Shares;

       (c) the Ordinary Shares comprise all of the issued ordinary shares in the capital of Waihi; and

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       (d)  no consents or approvals (whether statutory or otherwise) are required on Amax's part for the transfer of the Ordinary Shares to PGL or its nominee (save for the approval of such transfer for registration by the Board of Directors of Waihi).

4.2 The representations warranties and undertakings contained in this Clause 4 shall survive the exercise of the Option.

5.     COVENANTS
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       Amax agrees that it will not during the term of this Agreement sell, transfer, mortgage, charge or otherwise encumber any Ordinary Shares or any interest in any Ordinary Shares.

6.     PAYMENTS
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       Any payments to be made hereunder shall be made in immediately available funds during normal banking hours in Wellington New Zealand on the Exercise Date. Payment must be made to Amax by payment to Bell Gully Buddle Weir, Solicitors on behalf of Amax. Amax agrees that the receipt of Bell Gully Buddle Weir for payment made to it on behalf of Amax shall be a good discharge for PGL (and its nominee (if any)) for the amount so paid.

7.     NOTICES
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7.1    A notice or other communication in connection with this Agreement by a
       Party to another must be in writing and:-

       (a)  delivered by hand;

       (b) sent to an address in New Zealand by registered post, postage prepaid;

       (c)  sent to an address outside New Zealand by prepaid airmail; or

       (d)  sent by facsimile,

       to the address or facsimile number for service described below.


7.2    A notice or other communication is sufficiently given if:-

       (a)  delivered by hand, upon delivery;

       (b) mailed to an address in New Zealand, on actual delivery to that address as evidenced by confirmation of the postage authority of such delivery;

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       (c)  airmailed to an address outside New Zealand, seven days after posting;

       (d) sent by facsimile on the day it is sent if this is a Business Day and it is sent no later than 4.00 p.m. (receiver's time) and otherwise on the next Business Day after being sent, if following transmission the sender receives a transmission confirmation report or if the sender's facsimile machine is not equipped to issue a transmission confirmation report then upon the sender receiving acknowledgment of receipt in legible form from the addressee.

7.3 A Party who receives a notice or other communication by facsimile must immediately acknowledge receipt to the sender.

7.4    Each Party's address or facsimile number for service is:-

       in the case of Amax:-

       Name:          Amax Gold Inc.

                      (Attention:  President and General Counsel)

       Address:       350 Indiana Street
                      Golden, Colorado  80401-5081
                      USA

       Facsimile No:  (1303) 273 0708

       in the case of PGL:-

       Name:          Poseidon Gold Limited

                      (Attention:  Mr. Steven Dean)

       Address:       100 Hutt Street
                      Adelaide, South Australia, 5000

       Facsimile No:  (618) 232 0198


7.5 A Party may change its address or facsimile number for service by giving notice of that change to each other Party.

7.6 A certificate signed by or on behalf of a Party giving a notice or other communication by any officer or employee of that Party stating the date on which that notice or other communication was delivered or sent is prima facie evidence of the date on which that notice or other communication was delivered or sent.

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8.     VARIATION
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8.1    The variation of a provision of this Agreement is not effective unless in writing and executed by the Parties.

8.2 A Party's consent to a departure from a provision of this Agreement by another Party is not effective unless in writing and executed by the consenting Party.

9.     WAIVER
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9.1    A Party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

9.2    The exercise of a power or right does not preclude:-

       (a)  its future exercise; or

       (b)  the exercise of any other power or right.

9.3 A waiver of a power or right is ineffective unless in writing and executed by the waiving Party.

9.4 The waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

10.    FURTHER ASSURANCE
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10.1   Each party must at its own cost from time to time do all things
       (including executing all documents) necessary or desirable to give full effect to this Agreement.

11.    TIME OF THE ESSENCE
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11.1   Time is of the essence of this Agreement.

11.2 The Parties may agree to vary any time requirement and any time requirement so varied will be of the essence of this Agreement.

12.    STAMP DUTY
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       All stamp duty and other government imposts and fees payable on or in connection with this Agreement, and all other documents and matters referred to in this Agreement, are payable by PGL when due.

13.    ASSIGNMENT
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       The benefit of this Agreement may be assigned by PGL.  Amax may not assign its benefit or burden under this Agreement without the prior written consent of PGL.

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14.    COUNTERPARTS
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       This Agreement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Any party may enter into this Agreement by executing any such counterpart.

15.    CONFIDENTIALITY
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15.1   For the purposes of this clause 15 "Confidential Information" means:

       (a) all information concerning the negotiation and dealings between the Parties connected with this Agreement;

       (b)  the existence of this Agreement; and

       (c)  the terms and provisions contained in this Agreement.

15.2 Each Party undertakes to keep, and to cause all of its subsidiaries and affiliates and its, and its subsidiaries and affiliates, officers and employees to keep, all Confidential Information strictly confidential, except to the extent that disclosure is permitted under this clause 15.

15.3   Confidential Information may only be disclosed:

       (a) if and to the extent that the other Party has consented to that disclosure in writing (which consent it may give or withhold in its absolute discretion);

       (b) if and to the extent that a Court of competent jurisdiction or applicable law (including rules and regulation of the United States Securities and
            Exchange Commission or its equivalent in any other applicable jurisdiction or of a stock exchange on which shares of a Party or of a related corporation of a Party are listed) compels disclosure to be made but only after written notice is given to the other Party reasonably in advance of disclosure specifying the requirements compelling disclosure and the Confidential Information which it is proposed to disclose;

       (c) in proceedings taken by a Party for the enforcement of this Agreement, or

       (d) to a Party's employees, and professional advisers having a need to know for the proper discharge of their duties, provided disclosure is made on a confidential basis.

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15.4   The provisions of this clause 15 will remain binding indefinitely notwithstanding that this Agreement may be at an end for any reason or that the Option may have lapsed.

15.5 Each Party acknowledges that damages is not an adequate remedy if it breaches or attempts to breach this clause 15 but that the other Party shall be entitled to an injunction or other appropriate equitable relief.

16.    INTERPRETATION
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16.1   The singular includes the plural and the plural includes the singular.

16.2   A reference to a gender includes a reference to each other gender.

16.3 A reference to a person includes a reference to a firm, corporation or other corporate body.

16.4 A reference to a statute, regulation, or provision of a statute or regulation ("statutory provision") includes a reference to:-

       (a) that statutory provision as amended or re-enacted from time to time; and

       (b)  a replacement of a statutory provision.

16.5 A reference to writing includes a reference to printing, typing and each other method of producing words in a visible form.

16.6 Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have corresponding meanings.

16.7 A reference to a deed, agreement (including this Agreement) or other instrument or any provision thereof shall be deemed to include a reference to that deed, agreement, instrument or provision as varied, amended, supplemented, novated, assigned or replaced from time to time.

16.8   All references to monetary sums are in New Zealand Dollars.

16.9 A reference to a month is a reference to a calendar month (whether or not beginning on the first day of any month).

16.10 The words "including", "such as" and "particularly" and similar expressions do not imply any limitation.

16.11 Headings are for ease of reference and do not form part of or affect the construction of this Agreement.

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16.12  This Agreement binds in addition to the Parties, their respective legal personal representatives and successors.

16.13 If an act must be done on a specified day which is not a Business Day then the act must instead be done on the next Business Day.

16.14 References to time, unless otherwise specified, are to local time in Wellington, New Zealand.

IN WITNESS WHEREOF this Agreement has been executed the day and the year first hereinabove written.

EXECUTED for and on behalf of   )
AMAX GOLD, INC. by Richard      )
Clement Driver RICHARD DRIVER   )
its attorney under power of     )
attorney dated 2 June 1993      )                /s/ RC Driver
(who by his signature warrants  )     .................................
that he has no notice of the    )     Attorney
revocation of that power of     )
attorney) in the presence of:   )

      /s/ John McLean
.................................
Witness   John McLean
          Solicitor
          Wellington

EXECUTED for and on behalf of   )
POSEIDON GOLD LIMITED by        )
PAUL W. O'REGAN and             )
ROBERT FISHER, two of its       )
attornies under power of        )                /s/ PW O'Regan
attorney dated 31 May 1993      )     .................................
(who by their respective        )                /s/ R Fisher
signatures warrant that         )     .................................
neither of them has notice      )     Attornies
of the revocation of that       )
power of attorney) in the       )
presence of:                    )

      /s/ A. Miller
.................................
Witness   Adrienne Miller
          Solicitor
          Wellington

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                        CERTIFICATE OF NON-REVOCATION OF
                               POWER OF ATTORNEY


I, RICHARD CLEMENT DRIVER, of Kenthurst, New South Wales, Australia, hereby certify:

1. That by deed dated 2 June 1993 Amax Gold Inc. appointed me its attorney on the terms and conditions set out in such deed; and

2. That at the date of this certificate I have not received any notice or information of the revocation of such appointment.


SIGNED at Wellington this 4th day of June 1993.


            /s/ RC Driver
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Signature of attorney giving certificate
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               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY
               --------------------------------------------------


I, PAUL W. O'REGAN of Wellington, Solicitor, hereby certify that by Power of Attorney dated 31 May 1993 POSEIDON GOLD LIMITED appointed me as its attorney on and subject to the conditions set out in the said Power of Attorney and that, as at the date hereof, I have not received any notice or information of the revocation of the said Power of Attorney by any means whatsoever.


SIGNED at Wellington this 4th day of June 1993.


       /s/  PW O'Regan
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Paul W. O'Regan
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               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY
               --------------------------------------------------


I, ROBERT FISHER of Auckland, Solicitor, hereby certify that by Power of Attorney dated 31 May 1993 POSEIDON GOLD LIMITED appointed me as its attorney on and subject to the conditions set out in the said Power of Attorney and that, as at the date hereof, I have not received any notice or information of the revocation of the said Power of Attorney by any means whatsoever.


SIGNED at Wellington this 4th day of June 1993.


         /s/ R Fisher
- -------------------------------
Robert Fisher